Exhibit 99.1

TXI REPORTS SECOND QUARTER RESULTS

January 5, 2006 – Dallas, Texas - Texas Industries, Inc. (NYSE-TXI) today reported earnings from continuing operations for the quarter ended November 30, 2005 of $6.2 million ($.26 per share).  Earnings from continuing operations for the same period last year equaled $9.7 million ($.43 per share).

“Construction activity in Texas and California continues to remain solid,” stated Mel Brekhus, Chief Executive Officer.  “Realized cement prices have increased 25% over the last two years.  Announced cement price increases effective January 1, 2006 should add another 10% to realized prices over the near term.  While cement margins declined over the last four months due to dramatically increased energy costs, we believe market conditions and cement pricing trends will support the recovery and expansion of margins in the coming quarters.”

The Company’s net sales for the quarter of $221 million were 13% higher than last year.  Realized cement and ready-mix concrete prices both increased 15% while stone, sand and gravel prices were up 5%.  Cement shipments declined 5% due to scheduled down-time for maintenance at both of the Company’s Texas plants.  Stone, sand and gravel and ready-mix concrete shipments increased 9% and 5%, respectively.

The improvement in net sales was offset by the impact of the scheduled downtime at the Texas plants and by dramatically higher energy costs.  The cost of the maintenance performed on the Texas plants and the resulting loss in shipment volume due to production downtime combined to reduce pre-tax earnings by approximately $10 million.  Increased energy costs, primarily for electricity in the manufacture of cement, added approximately $14 million to total expenses in the quarter compared to a year ago.

“The Texas cement plants have run extremely well after the maintenance work performed during the quarter,” continued Brekhus.  “In fact, the North Texas plant set records for production and availability during the month of November.  Contracts have been signed and construction has commenced on the modernization and expansion of TXI’s California cement plant.  The two-year project will nearly double our California cement capacity and result in significant improvements in production efficiency.”

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Selling, general and administrative expenses fell $5.5 million from a year ago due to reduced incentive and stock based compensation expenses.  Interest expenses were higher by $2.8 million due solely to the method required to allocate interest expense in last year’s quarter to the steel operations.  Other income for the current quarter included a $3.7 million pre-tax gain on the sale of an investment while other income in last year’s second quarter included a $6.2 million pre-tax gain from the sale of emissions credits.

A teleconference will be held today, January 5, 2006 at 1:00 p.m. Central Time to further discuss Second Quarter results.  A real-time webcast of the conference is available by logging on to TXI’s website at www.txi.com.

Certain statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on our business, the level of construction activity in our markets, abnormal periods of inclement weather, unexpected periods of equipment downtime, changes in the cost of raw materials, fuel and energy, and the impact of environmental laws and other regulations.   For further information refer to our Annual Report on Form 10-K.

TXI is the largest producer of cement in Texas and a major cement producer in California. TXI is also a major supplier of construction aggregates, ready-mix concrete and concrete products.

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(Unaudited)
CONSOLIDATED STATEMENTS OF OPERATIONS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Three months ended November 30,		Six months ended November 30,

In thousands except per share	2005	2004	2005	2004

NET SALES	$220,764	$194,598	$462,648	$403,671
COSTS AND EXPENSES (INCOME)
Cost of products sold	197,935	166,149	392,156	343,767
Selling, general and administrative	14,832	20,323	38,060	39,513
Interest	7,851	5,044	17,115	10,174
Loss on debt retirements and spin-off charges	107	—	112,391	—
Other income	(8,161)	(10,421)	(12,302)	(13,462)

	212,564	181,095	547,420	379,992

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	8,200	13,503	(84,772)	23,679
Income taxes (benefit)	2,006	3,761	(30,942)	6,410

INCOME (LOSS) FROM CONTINUING OPERATIONS	6,194	9,742	(53,830)	17,269
Income from discontinued operations – net of income taxes	—	21,215	8,691	49,571

NET INCOME (LOSS)	$6,194	$30,957	$(45,139)	$66,840

Basic earnings (loss) per share
Income (loss) from continuing operations	$.27	$.45	$(2.35)	$.80
Income from discontinued operations	—	.97	.38	2.30

Net income (loss)	$.27	$1.42	$(1.97)	$3.10

Diluted earnings (loss) per share
Income (loss) from continuing operations	$.26	$.43	$(2.35)	$.77
Income from discontinued operations	—	.93	.38	2.21

Net income (loss)	$.26	$1.36	$(1.97)	$2.98

Average shares outstanding
Basic	23,020	21,804	22,921	21,580
Diluted	23,671	22,688	22,921	22,396

Cash dividends per share	$.075	$.075	$.15	$.15

Major product shipments
Cement (tons)	1,241	1,299	2,583	2,748
Stone, sand and gravel (tons)	5,954	5,465	13,267	11,295
Ready-mix (cubic yards)	971	929	2,012	1,868
Major product prices
Cement ($/ton)	$84.94	$73.81	$83.42	$72.85
Stone, sand and gravel ($/ton)	5.85	5.60	5.78	5.59
Ready-mix ($/cubic yard)	68.51	59.42	67.72	58.77

CONSOLIDATED BALANCE SHEETS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

In thousands	November 30, 2005	May 31, 2005

	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$133,287	$251,600
Short-term investments	24,527	—
Accounts receivable – net	105,329	117,363
Inventories	90,986	83,291
Deferred income taxes and prepaid expenses	29,295	28,754

TOTAL CURRENT ASSETS	383,424	481,008
OTHER ASSETS
Goodwill	61,307	61,307
Real estate and investments	102,746	100,200
Deferred income taxes, intangibles and other charges	37,907	27,571
Net assets of discontinued operations	—	836,100

	201,960	1,025,178
PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	130,687	131,911
Buildings	45,659	45,847
Machinery and equipment	682,614	682,962
Construction in progress	41,756	22,096

	900,716	882,816
Less depreciation and depletion	483,279	470,163

	417,437	412,653

	$1,002,821	$1,918,839

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$69,343	$58,022
Accrued interest, wages and other items	45,644	49,449
Current portion of long-term debt	685	688

TOTAL CURRENT LIABILITIES	115,672	108,159
LONG-TERM DEBT	251,848	603,126
CONVERTIBLE SUBORDINATED DEBENTURES	199,937	199,937
DEFERRED INCOME TAXES AND OTHER CREDITS	58,551	80,050
SHAREHOLDERS’ EQUITY
Common stock, $1 par value	25,067	25,067
Additional paid-in capital	293,868	285,313
Retained earnings	120,588	686,476
Cost of common stock in treasury	(54,987)	(61,566)
Pension liability adjustment	(7,723)	(7,723)

	376,813	927,567

	$1,002,821	$1,918,839

(Unaudited)
CONSOLIDATED STATEMENTS OF CASH FLOWS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Six months ended November 30,

In thousands	2005	2004

CONTINUING OPERATIONS
Operating Activities
Income (loss) from continuing operations	$(53,830)	$17,269
Adjustments to reconcile income (loss) from continuing operations to cash provided by continuing operating activities
Loss on debt retirements	107,006	—
Gain on asset disposals	(6,405)	(2,490)
Depreciation, depletion and amortization	22,319	23,052
Deferred income taxes (benefit)	(31,328)	16,628
Income tax benefit from stock option exercises	—	7,000
Other - net	1,259	(266)
Changes in operating assets and liabilities
Accounts receivable - net	11,957	22,581
Inventories	(7,695)	4,498
Prepaid expenses	(812)	324
Accounts payable and accrued liabilities	5,089	9,758
Other credits	1,162	(51)

Cash provided by continuing operating activities	48,722	98,303
Investing Activities
Capital expenditures – expansions	(12,019)	(1,294)
Capital expenditures – other	(17,884)	(15,604)
Proceeds from asset disposals	10,429	2,607
Purchases of short-term investments	(24,527)	(500)
Investments in life insurance contracts	(2,749)	(57,342)
Other - net	237	(4,841)

Cash used by continuing investing activities	(46,513)	(76,974)
Financing Activities
Long-term borrowings	250,000	—
Debt retirements	(600,351)	(348)
Debt issuance costs	(7,298)	—
Debt retirement costs	(96,029)	—
Stock option exercises	5,880	23,116
Common dividends paid	(3,440)	(3,244)
Other - net	—	(61)

Cash provided (used) by continuing financing activities	(451,238)	19,463

Net Cash Provided (Used) by Continuing Operations	(449,029)	40,792
DISCONTINUED OPERATIONS
Cash provided (used) by discontinued operating activities	(7,114)	14,168
Cash used by discontinued investing activities	(2,757)	(10,574)
Cash provided by discontinued financing activities	340,587	—

Net Cash Provided by Discontinued Operations	330,716	3,594

Increase (Decrease) in Cash and Cash Equivalents	(118,313)	44,386
Cash and Cash Equivalents at Beginning of Period	251,600	133,053

Cash and Cash Equivalents at End of Period	$133,287	$177,439

Texas Industries, Inc.
Consolidated Statements of Operations
In $ Thousands

	FY2003	FY2004	FY2005					FY2006

			Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Shipments
Cement	4,900	5,298	1,449	1,299	1,133	1,513	5,394	1,342	1,241			2,583
Aggregates	19,003	22,282	5,830	5,465	5,392	6,929	23,616	7,313	5,954			13,267
Ready-mix	3,513	3,562	939	929	782	1,028	3,678	1,041	971			2,012
Price
Cement	68.90	68.48	71.99	73.81	74.99	79.11	75.05	82.02	84.94			83.44
Aggregates	5.55	5.43	5.58	5.60	5.60	5.90	5.68	5.73	5.85			5.78
Ready-mix	57.88	57.94	58.13	59.42	60.99	63.39	60.54	66.99	68.51			67.74
Net Sales
Cement	337,624	362,824	104,357	95,879	84,935	119,652	404,823	110,075	105,442			215,517
Aggregates	105,521	120,997	32,524	30,596	30,223	40,877	134,220	41,893	34,830			76,723
Ready-mix	203,349	206,394	54,519	55,225	47,750	65,186	222,680	69,753	66,536			136,289
Other	117,810	116,108	26,009	22,893	23,900	32,045	104,847	28,748	24,032			52,780
Interplant	(100,478)	(98,353)	(25,463)	(26,439)	(23,083)	(30,591)	(105,576)	(29,479)	(28,949)			(58,428)
Delivery Fees	54,292	59,209	17,127	16,444	17,314	22,924	73,809	20,894	18,873			39,767

Net Sales	718,118	767,179	209,073	194,598	181,039	250,093	834,803	241,884	220,764	—	—	462,648
Costs and Expenses (Income)
Cost of Products Sold	596,737	637,347	177,618	166,149	164,238	184,409	692,414	194,221	197,935			392,156
Selling, General and Administrative	70,666	74,814	19,190	20,323	17,515	21,406	78,434	23,228	14,832			38,060
Interest	14,827	24,102	5,130	5,044	5,648	7,711	23,533	9,264	7,851			17,115
Loss on Debt Retirements and Spin-off Charges		12,302	—	—	314	580	894	112,284	107			112,391
Other Income	(4,762)	(40,482)	(3,041)	(10,421)	(7,008)	(2,257)	(22,727)	(4,141)	(8,161)			(12,302)

	677,468	708,083	198,897	181,095	180,707	211,849	772,548	334,856	212,564	—	—	547,420

Income from Continuing Operations Before Income Taxes	40,650	59,096	10,176	13,503	332	38,244	62,255	(92,972)	8,200	—	—	(84,772)
Income Taxes	13,485	16,819	2,649	3,761	(1,150)	11,551	16,811	(32,948)	2,006			(30,942)

Income from Continuing Operations	27,165	42,277	7,527	9,742	1,482	26,693	45,444	(60,024)	6,194	—	—	(53,830)
Income (Loss) from Discontinued Operations - net of Income Taxes	(51,362)	(4,378)	28,356	21,215	14,508	15,000	79,079	8,691	—			8,691

Income (Loss) before Accounting Change	(24,197)	37,899	35,883	30,957	15,990	41,693	124,523	(51,333)	6,194	—	—	(45,139)
Cumulative Effect of Accounting Change - net of Income Taxes	—	(1,551)	—	—	—	—	—	—	—	—	—	—

Net Income	(24,197)	36,348	35,883	30,957	15,990	41,693	124,523	(51,333)	6,194	—	—	(45,139)

Texas Industries, Inc.
Consolidated Balance Sheets
In $ Thousands

	5/31/2004	8/31/2004	11/30/2004	2/28/2005	5/31/2005	8/31/2005	11/30/2005

Cash	133,053	119,946	177,439	160,124	251,600	137,503	133,287
Short-term Investments	—	—	—	—	—	—	24,527
Accounts Receivable	108,364	111,477	85,829	97,299	117,363	117,817	105,329
Inventories	89,373	82,961	84,875	88,238	83,291	87,961	90,986
Deferred Income Taxes and Prepaid Expenses	31,553	36,997	37,721	32,682	28,754	30,072	29,295

Total Current Assets	362,343	351,381	385,864	378,343	481,008	373,353	383,424
Goodwill	61,307	61,307	61,307	61,307	61,307	61,307	61,307
Real Estate and Investments	42,430	95,988	101,139	102,826	100,200	100,597	102,746
Deferred Income Taxes, Intangibles and Other Charges	39,259	33,894	34,149	28,285	27,571	36,805	37,907
Net Assets of Discontinued Operations	798,353	804,296	844,331	871,051	836,100	—	—

	941,349	995,485	1,040,926	1,063,469	1,025,178	198,709	201,960
Property, Plant and Equipment	865,133	869,279	879,057	890,916	882,816	885,833	900,716
Accumulated Depreciation	452,324	462,281	472,583	479,965	470,163	474,458	483,279

Net Property, Plant and Equipment	412,809	406,998	406,474	410,951	412,653	411,375	417,437

Total Assets	1,716,501	1,753,864	1,833,264	1,852,763	1,918,839	983,437	1,002,821

Accounts Payable	53,497	54,925	56,503	60,072	58,022	66,396	69,343
Accrued Interest, Wages and Other Items	38,833	36,587	49,718	38,713	49,449	31,966	45,644
Current Portion of Long Term Debt	699	696	694	687	688	687	685

Total Current Liabilities	93,029	92,208	106,915	99,472	108,159	99,049	115,672
Long Term Debt	598,412	607,640	605,195	603,507	603,126	252,188	251,848
Convertible Subordinated Debentures	199,937	199,937	199,937	199,937	199,937	199,937	199,937
Deferred Income Taxes and Other Credits	63,139	54,933	64,721	60,863	80,050	63,961	58,551
Shareholders Equity	761,984	799,146	856,496	888,984	927,567	368,302	376,813

Total Liabilities and Shareholders Equity	1,716,501	1,753,864	1,833,264	1,852,763	1,918,839	983,437	1,002,821

Texas Industries, Inc.
Consolidated Statements of Cash Flows
In $ Thousands

	FY2003	FY2004	FY2005					FY2006

			Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

CONTINUING OPERATIONS
Operating Activities
Income from Continuing Operations	27,165	42,277	7,527	9,742	1,482	26,693	45,444	(60,024)	6,194			(53,830)
Adjustments to Reconcile Income from Continuing Operations to Cash Provided (Used) by Continuing Operating Activities
Loss on Debt Retirements	—	12,302	—	—	—	—	—	107,001	5			107,006
Loss (Gain) on Asset Disposals	687	(37,997)	(2,059)	(431)	(3,664)	(428)	(6,582)	(355)	(6,050)			(6,405)
Depreciation, Depletion and Amortization	49,196	47,409	11,498	11,554	11,676	11,746	46,474	11,185	11,134			22,319
Deferred Income Taxes (Benefit)	(27,726)	319	4,306	12,322	(395)	17,578	33,811	(31,832)	504			(31,328)
Income Tax Benefit from Stock Option Exercises	—	—	—	—	8,000	—	8,000	—	—			—
Other - Net	6,000	5,391	(89)	6,824	(6,149)	303	889	(161)	1,420			1,259
Changes in Operating Assets and Liabilities
Receivables Sold	(7,321)	(72,032)	—	—	—	—	—	—	—			—
Accounts Receivable - Net	(1,258)	1,052	(3,179)	25,760	(11,392)	(20,062)	(8,873)	211	11,746			11,957
Inventories	(1,635)	1,664	6,411	(1,913)	(3,363)	4,947	6,082	(4,670)	(3,025)			(7,695)
Prepaid Expenses	2,099	(5,744)	(837)	1,161	1,139	(3,143)	(1,680)	(791)	(21)			(812)
Accounts Payable and Accrued Liabilities	3,889	(3,011)	(2,531)	12,288	(3,378)	10,638	17,017	(11,198)	16,287			5,089
Other Credits	2,819	7,375	1,328	(1,379)	2,071	1,818	3,838	4,993	(3,831)			1,162

Cash Provided (Used) by Continuing Operations	53,915	(995)	22,375	75,928	(3,973)	50,090	144,420	14,359	34,363	—	—	48,722
Investing Activities
Capital Expenditures	(32,327)	(15,887)	(5,676)	(11,222)	(16,203)	(13,077)	(46,178)	(10,321)	(19,582)			(29,903)
Proceeds from Asset Disposals	11,258	47,243	2,135	472	3,837	692	7,136	817	9,612			10,429
Purchases of Short-term Investments									(24,527)			(24,527)
Investments in Insurance Contracts	(713)	(1,162)	(53,553)	(3,789)	(1,436)	(20)	(58,798)	(1,028)	(1,721)			(2,749)
Other - Net	2,961	(2,875)	(1,934)	(3,406)	4,181	482	(677)	1,605	(1,368)			237

Cash Provided (Used) by Investing Activities	(18,821)	27,319	(59,028)	(17,945)	(9,621)	(11,923)	(98,517)	(8,927)	(37,586)	—	—	(46,513)
Financing Activities
Long Term Borrowings	366,640	718,097	—	—	—	—	—	250,000	—			250,000
Debt Retirements	(371,344)	(592,398)	(5)	(343)	(9)	(342)	(699)	(600,009)	(342)			(600,351)
Debt Issuance Costs	(1,458)	(16,378)	—	—	—	(39)	(39)	(7,051)	(247)			(7,298)
Debt Retirement Costs		(8,605)	—	—	—	—	—	(96,024)	(5)			(96,029)
Interest Rate Swap Terminations		8,358	—	—	(6,315)	—	(6,315)	—	—			—
Stock Option Exercises	512	2,541	2,832	20,284	16,449	1,834	41,399	3,853	2,027			5,880
Common Dividends Paid	(6,315)	(6,336)	(1,600)	(1,644)	(1,695)	(1,704)	(6,643)	(1,711)	(1,729)			(3,440)
Other - Net	(1,961)	(26)	(61)	—	61		—	—	—			—

Cash Provided (Used) by Financing Activities	(13,926)	105,253	1,166	18,297	8,491	(251)	27,703	(450,942)	(296)	—	—	(451,238)

Net Cash Provided (Used) by Continuing Operations	21,168	131,577	(35,487)	76,280	(5,103)	37,916	73,606	(445,510)	(3,519)	—	—	(449,029)
DISCONTINUED OPERATIONS
Cash Provided (Used) by Discontinued Operating Activities	(5,797)	12,668	26,223	(12,055)	(6,855)	65,791	73,104	(6,587)	(527)			(7,114)
Cash Used by Discontinued Investing Activities	(23,265)	(14,068)	(3,843)	(6,732)	(5,357)	(12,231)	(28,163)	(2,712)	(45)			(2,757)
Cash Used by Discontinued Financing Activities	(2,117)	—	—	—	—	—	—	340,712	(125)			340,587

Net Cash Provided (Used) by Discontinued Operations	(31,179)	(1,400)	22,380	(18,787)	(12,212)	53,560	44,941	331,413	(697)	—	—	330,716

Increase (Decrease) in Cash and Cash Equivalents	(10,011)	130,177	(13,107)	57,493	(17,315)	91,476	118,547	(114,097)	(4,216)	—	—	(118,313)
Cash and Cash Equivalents at Beginning of Year	12,887	2,876	133,053	119,946	177,439	160,124	133,053	251,600	137,503	133,287	133,287	251,600

Cash and Cash Equivalents at End of Year	2,876	133,053	119,946	177,439	160,124	251,600	251,600	137,503	133,287	133,287	133,287	133,287

Texas Industries, Inc.
Reconciliation of EBITDA to Net Income and Cash Provided (Used) by Continuing Operations
In $ Thousands

	FY2003	FY2004	FY2005					FY2006

			Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

EBITDA Defined
Net Income (Loss) from Continuing Operations	27,165	42,277	7,527	9,742	1,482	26,693	45,444	(60,024)	6,194	—	—	(53,830)
Plus (minus):
Interest	14,827	24,102	5,130	5,044	5,648	7,711	23,533	9,264	7,851	—	—	17,115
Income Taxes (Benefit)	13,485	16,819	2,649	3,761	(1,150)	11,551	16,811	(32,948)	2,006	—	—	(30,942)
Depreciation, Depletion & Amortization	49,196	47,409	11,498	11,554	11,676	11,746	46,474	11,185	11,134	—	—	22,319
Loss on Early Retirement of Debt and Spin-off Charges	—	12,302	—	—	314	580	894	112,284	107	—	—	112,391

EBITDA	104,673	142,909	26,804	30,101	17,970	58,281	133,156	39,761	27,292	—	—	67,053

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization, and loss on early retirement of debt
EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements.
It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.
EBITDA is not necessarily comparable to similarly titled measures used by other companies.

EBITDA Reconciliation
Cash from Continuing Operating Activities	53,915	(995)	22,375	75,928	(3,973)	50,090	144,420	14,359	34,363	—	—	48,722
Plus (minus):
Changes in Operating Assets and Liabilities	1,407	70,696	(1,192)	(35,917)	14,923	5,802	(16,384)	11,455	(21,156)	—	—	(9,701)
Deferred Taxes (Benefit)	27,726	(319)	(4,306)	(12,322)	395	(17,578)	(33,811)	31,832	(504)	—	—	31,328
Income Taxes (Benefit)	13,485	16,819	2,649	3,761	(1,150)	11,551	16,811	(32,948)	2,006	—	—	(30,942)
Income Tax Benefit from Stock Option Exercises	—	—	—	—	(8,000)	—	(8,000)	—	—	—	—	—
Loss (Gain) on Disposal of Assets	(687)	37,997	2,059	431	3,664	428	6,582	355	6,050	—	—	6,405
Interest	14,827	24,102	5,130	5,044	5,648	7,711	23,533	9,264	7,851	—	—	17,115
Spin-off Charges	—	—	—	—	314	580	894	5,283	102	—	—	5,385
Other - net	(6,000)	(5,391)	89	(6,824)	6,149	(303)	(889)	161	(1,420)	—	—	(1,259)

EBITDA	104,673	142,909	26,804	30,101	17,970	58,281	133,156	39,761	27,292	—	—	67,053